Exhibit 21.1

SUBSIDIARIES

DOMUS HOLDINGS CORP. SUBSIDIARIES:

Domus Intermediate Holdings Corp.
Realogy Corporation and all subsidiaries of Realogy Corporation listed below

REALOGY CORPORATION SUBSIDIARIES:

Access Title LLC
Alpha Referral Network LLC
American Title Company of Houston
Apple Ridge Funding LLC
Apple Ridge Services Corporation
ATCOH Holding Company
Better Homes and Gardens Real Estate Licensee LLC
Better Homes and Gardens Real Estate LLC
Bromac Title Services LLC
Burgdorff LLC
Burnet Realty LLC
Burnet Title Holding LLC
Burnet Title LLC
Burnet Title of Indiana, LLC
Burrow Escrow Services, Inc.
Career Development Center, LLC
Cartus Asset Recovery Corporation
Cartus B.V.
Cartus Business Answers (No. 2) Plc
Cartus Corporation
Cartus Corporation Limited
Cartus Corporation Pte. Ltd.
Cartus Financial Corporation
Cartus Financing Limited
Cartus Funding Limited
Cartus Global Holdings Limited
Cartus Holdings Limited
Cartus II Limited
Cartus India Private Limited
Cartus Limited
Cartus Management Consulting (Shanghai) Co., Ltd.
Cartus Partner Corporation
Cartus Property Services Limited
Cartus Puerto Rico Corporation
Cartus Relocation Canada Limited
Cartus Relocation Canada Limited (Canada)
Cartus Relocation Canada Limited (UK)

Exhibit 21.1

Cartus Relocation Corporation
Cartus Relocation Hong Kong Limited
Cartus Relocation Limited
Cartus Sarl
Cartus SAS
Cartus Services II Limited
Cartus Services Limited
Cartus UK Plc
CB Commercial NRT Pennsylvania LLC
CDRE TM LLC
Century 21 Real Estate LLC
CGRN, Inc.
Coldwell Banker Canada Operations ULC
Coldwell Banker Commercial Pacific Properties LLC
Coldwell Banker LLC
Coldwell Banker Pacific Properties LLC
Coldwell Banker Real Estate LLC
Coldwell Banker Real Estate Services LLC
Coldwell Banker Residential Brokerage Company
Coldwell Banker Residential Brokerage LLC
Coldwell Banker Residential Real Estate LLC
Coldwell Banker Residential Referral Network (a CA Corp.)
Coldwell Banker Residential Referral Network, Inc. (PA)
Colorado Commercial, LLC
Cornerstone Title Company
Equity Title Company
Equity Title Messenger Service Holding LLC
ERA Franchise Systems LLC
Fairtide Insurance Ltd.
First Advantage Title, LLC
First California Escrow Corporation
First Place Title, LLC
Franchise Settlement Services LLC
Global Client Solutions LLC
Guardian Holding Company
Guardian Title Agency, LLC
Guardian Title Company
Gulf South Settlement Services, LLC
Home Referral Network LLC
Jack Gaughen LLC
Kenosia Funding, LLC
Keystone Closing Services LLC
Lakecrest Title, LLC
Lincoln Title, LLC
Market Street Settlement Group LLC
Mercury Title LLC

Exhibit 21.1

Metro Title, LLC
Mid-Atlantic Settlement Services LLC
National Coordination Alliance LLC
NRT Arizona Commercial LLC
NRT Arizona LLC
NRT Arizona Referral LLC
NRT Colorado LLC
NRT Columbus LLC
NRT Commercial LLC
NRT Commercial Utah LLC
NRT Development Advisors LLC
NRT Devonshire LLC
NRT Hawaii Referral, LLC
NRT Insurance Agency, Inc.
NRT LLC
NRT Mid-Atlantic LLC
NRT Missouri LLC
NRT Missouri Referral Network LLC
NRT New England LLC
NRT New York LLC
NRT Northfork LLC
NRT Philadelphia LLC
NRT Pittsburgh LLC
NRT Referral Network LLC (DE)
NRT Referral Network LLC (Utah)
NRT Relocation LLC
NRT Rental Management Solutions LLC
NRT REOExperts LLC
NRT Settlement Services of Missouri LLC
NRT Settlement Services of Texas LLC
NRT Sunshine Inc.
NRT Texas LLC
NRT Title Services of Maryland, LLC
NRT Utah LLC
NRT West, Inc.
ONCOR International LLC
Primacy Closing Corporation
Primacy Domestic Quarters, LLC
Primacy Relocation Consulting (Shanghai) Co., Ltd.
Processing Solutions LLC
Progressive Title Company, Inc.
Pu Bai Si (Shanghai Primacy Real Estate Consulting Co., Ltd.)
Quality Choice Title LLC
Real Estate Referral LLC
Real Estate Referrals LLC
Real Estate Services LLC`

Exhibit 21.1

Realogy Blue Devil Holdco LLC
Realogy Cavalier Holdco LLC
Realogy Charitable Foundation, Inc.
Realogy Corporation
Realogy Franchise Group LLC
Realogy Global Services LLC
Realogy Licensing LLC
Realogy Operations LLC
Realogy Services Group LLC
Realogy Services Venture Partner LLC
Referral Associates of New England LLC
Referral Network LLC (FL)
Referral Network Plus, Inc.
Referral Network, LLC (CO)
Riverbend Title, LLC
RT Title Agency, LLC
Secured Land Transfers LLC
Security Settlement Services, LLC
Skyline Title, LLC
Sotheby's International Realty Affiliates LLC
Sotheby's International Realty Licensee LLC
Sotheby's International Realty Referral Company, LLC
Sotheby's International Realty, Inc.
St. Joe Title Services LLC
St. Mary's Title Services, LLC
TAW Holding Inc.
Texas American Title Company
The Masiello Group Closing Services, LLC
The Sunshine Group (Florida) Ltd. Corp.
The Sunshine Group, Ltd.
Title Resource Group Affiliates Holdings LLC
Title Resource Group Holdings LLC
Title Resource Group LLC
Title Resource Group Services LLC
Title Resource Group Settlement Services, LLC
Title Resources Guaranty Company
Title Resources Incorporated
TRG Services, Escrow, Inc.
TRG Settlement Services, LLP
True Line Technologies LLC
Valley of California, Inc.
Waydan Title, Inc.
West Coast Escrow Company
World Real Estate Marketing LLC
WREM of Arizona LLC
WREM of Idaho LLC

Exhibit 21.1

WREM of Maine LLC
WREM of Nevada LLC
WREM, Inc.